Exhibit 99.1


                              CONSULTING AGREEMENT

     This Consulting Agreement ("Agreement") is made and entered into as of the 1st day of April, 2005, by and between America Service Group Inc, a Delaware corporation (the "Company"), and healthprojects, LLC ("Consultant"). The Company desires to retain Consultant as an independent contractor to perform consulting services for the Company and Consultant is willing to perform such services on terms set forth more fully below. In consideration of the mutual promises contained herein, the parties agree as follows:

     1. SERVICES AND COMPENSATION

          (a) Consultant agrees to perform for the Company the services generally described in Exhibit A and such other tasks, projects and activities reasonably requested by the Company from time to time, as may be reflected in amendments to Exhibit A ("Services"). Consultant shall determine the means, methods and times for performance of the Services, even if on an irregular basis. The Company shall receive only the results of such Services. The Company will provide Consultant with appropriate office space and support that may be necessary in connection with Contractor's performance under this Agreement. In addition Contractor shall be reimbursed for all reasonable out-of-pocket expenses incurred in the completion of the Services as set forth on Exhibit B.

          (b) The Company agrees to pay Consultant the compensation set forth in Exhibit B for the performance of the Services.

     2. CONFIDENTIALITY

          (a) During the term of this Agreement (except as is strictly necessary in connection with Consultant's performance of Consultant's duties under this Agreement) and any time thereafter, Consultant shall keep secret and retain in strictest confidence, and shall not use for Consultant's direct or indirect benefit, or the direct or indirect benefit of an affiliate of Consultant or of any person who is not a party to this Agreement, any Confidential Information (as defined below), whether or not such information is embodied in writing or other physical form or is retained in the memory of Consultant, without the Company's prior written consent, unless and to the extent that the Confidential Information is or becomes generally known to and available for use by the public other than as a result of Consultant's fault. Consultant's obligation of confidentiality will not apply with respect to disclosures of Confidential Information that are compelled by any legal, administrative or investigative proceeding before any court, or any governmental or regulatory authority, agency or commission; provided that Consultant notifies the Company thereof and cooperates with the Company in obtaining a protective order or other similar determination with respect to such Confidential Information.

          (b) Upon the request of the Company, Consultant shall deliver to the Company all documents, memoranda, notes, plans, records, reports and other documentation, models, components, devices or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing), that contain Confidential Information, and any other
     Confidential Information that Consultant may then possess or have under Consultant's control.

          (c) For purposes of this Agreement, "Confidential Information" means any information relating to the business or affairs of the Company,

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     including,  without limitation,  information  relating to: (i) marketing or
     distribution  data,  (ii)  business  methods,   plans  and  efforts,  (iii)
     personnel data, (iv) the identity of, or courses of dealings or contracts with, actual or potential customers and government agencies, (v) financial
     statements  or  other  financial  information,   (vi)  computer  databases,
     software programs and information relating to the hardware or software of the Company and how such hardware or software is used in combination or alone, (vii) servicing methods, equipment, programs, analyses or profit margins, and (viii) information received by the Company from a third party subject to the terms of a confidentiality, non-disclosure or similar agreement or with the reasonable expectation that such information would be treated as confidential or proprietary information. Failure to mark information as confidential or proprietary will not adversely affect its status as Confidential Information.

3.       OWNERSHIP

          (a) During the term of this Agreement, Consultant agrees to promptly disclose to the Company and Consultant, without further consideration, agrees to hold in trust for the sole right of benefit of Company and its assigns and agrees to assign to the Company or its designee Consultant's entire right, title and interest in and to all reports, analyses, ideas, letters, memorandum, documentation, methods of operations, improvements, and lists, information and materials and correspondence regarding current or potential customers, prospects, alliances, governmental agencies and providers of financing and other services (collectively the "Work Product"), including all intellectual property rights with respect to this Work Product which:

               (i) relate to any of Consultant's work during the term of this Agreement, whether alone or with others, whether or not during normal working hours and regardless of whether Consultant's own equipment, supplies or facilities or Company's equipment, supplies or facilities were used to create the Work Product;

               (ii) relate to any of Consultant's work during the term of this Agreement, whether alone or with others, and which pertain to any present or reasonably anticipated line of business activity of Company; or

               (iii) are aided by the use of time, equipment, supplies, facilities, information or proprietary rights of Company.

          (b) Consultant agrees that if in the course of performing the Services, Consultant incorporates into any Work Product developed hereunder any invention, improvement, development, concept, discovery or other proprietary information owned by Consultant or in which Consultant has an interest, the Company is hereby granted and shall have a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license to make, have made, modify, use and sell such item as part of or in connection with such Work Product.

     4. REPORTS

     Consultant agrees that it will from time to time during the term of this Agreement or any extension thereof keep the Company advised as to Consultant's progress in performing the Services hereunder and that Consultant will, as requested by the Company, prepare written reports with respect thereto. It is understood that the time required in the preparation of such written reports shall be considered time devoted to the performance of Consultant's Services.

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     5. CONFLICTING OBLIGATIONS

     Consultant certifies that Consultant has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude Consultant from complying with the provisions hereof, and further certifies that Consultant will not enter into any such conflicting agreement during the term of this Agreement.

     6. TERM AND TERMINATION

          (a) This Agreement will commence on the date first written above and will continue until final completion of the Services or termination as provided below.

          (b) The Company or the Consultant may terminate this Agreement at any time upon written notice thereof to the other party. Any such notice shall be addressed to Consultant at the address shown below or such other address as either party may notify the other of and shall be deemed given upon delivery if personally delivered, or forty-eight (48) hours after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested.

          (c) Upon such termination all rights and duties of the parties toward each other shall cease except:

               (i) that the Company shall be obliged to pay, within thirty (30) days of the effective date of termination, all amounts owing to
          Consultant for unpaid Services and related expenses, if any, in accordance with the provisions of Section 1 (Services and Compensation) hereof; and

               (ii)  Sections  2   (Confidentiality),   3   (Ownership)   and  8
          (Independent Contractors) shall survive termination of this Agreement.

     7. ASSIGNMENT

     Neither this Agreement nor any right hereunder or interest herein may be assigned or transferred by Consultant without the express written consent of the Company.

     8. INDEPENDENT CONTRACTOR

     Nothing in this Agreement shall in any way be construed to create any association, partnership, joint venture, employment or agency relationship, but Consultant shall perform the Services hereunder as an independent contractor, and Consultant will not have the authority pursuant to this Agreement to enter into contracts on behalf of, or otherwise bind the Company. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement, and Consultant agrees to indemnify the Company and hold it harmless to the extent of any obligation imposed on the Company (a) to pay withholding taxes or similar items or (b) resulting from Consultant's being determined not to be an independent contractor. Furthermore, under no circumstances shall Consultant look to the Company as his employer. Consultant shall not be entitled to any benefits afforded to the Company's employees including, without limitation, health insurance, stock options or other equity awards, workers' compensation, disability insurance, vacation or sick pay, or any other salary or benefits except as set forth on Exhibit B of this Agreement.

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

     9. EQUITABLE RELIEF

     Consultant agrees that it would be impossible or inadequate to measure and calculate the Company's damages from any breach of the covenants set forth in
Section 2 or Section 3 hereof. Accordingly, Consultant agrees that if Consultant breaches in Section 2 or Section 3, the Company has, in addition to any other right or remedy available, the right to obtain from any court of competent jurisdiction an injunction restraining such breach or threatened breach and specific performance of any such provision. Consultant further agrees that no bond or other security shall be required in obtaining such equitable relief and Consultant hereby consents to the issuances of such injunction and to the ordering of such specific performance.

     10. GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Tennessee as applied to agreements entered into and performed within Tennessee by residents of that state.

     11. ENTIRE AGREEMENT

     This Agreement and the Exhibits hereto form the entire agreement of the parties and supersede any prior agreements between them with respect to the subject matter hereof.

     12. DISCLOSURE OBLIGATIONS

     Consultant acknowledges and agrees that to the extent the Company is obligated under the federal securities laws to disclose the terms of this Agreement or otherwise make this Agreement publicly available, Consultant consents to the Company's public disclosure of this Agreement.

     13. WAIVER

     Waiver of any term or provision of this Agreement or forbearance to enforce any term or provision by either party shall not constitute a waiver as to any subsequent breach or failure of the same term or provision or a waiver of any other term or provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



HEALTHPROJECTS, LLC                               AMERICA SERVICE GROUP INC.

By:   /s/ Richard D. Wright                       By:  /s/ Michael Catalano
    ------------------------                         ---------------------------

Name:                                             Name:
     -----------------------                           -------------------------

Title:                                            Title:
      ----------------------                            ------------------------

Address:                                          Address:
        --------------------                              ----------------------




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



                                    Exhibit A

     Services to be performed by Consultant:

     Consultant shall assist in the development and implementation of a public relations and communications strategy for the Company.






 healthprojects, LLC:                              America Service Group Inc.


  /s/ Richard D. Wright                              /s/ Michael Catalano
-----------------------------                      -----------------------------
Signature                                          Signature

  April 22, 2005                                     April 22, 2005
-----------------------------                      ----------------------------
Date                                               Date



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                                    Exhibit B

     Compensation of Consultant:

     (a) Fees: $175.00 per hour; payable monthly in arrears upon receipt of Consultant's proper invoices.

     (b)  Expenses:  Company  shall  reimburse  Consultant  for  all  reasonable
out-of-pocket   expenses   directly  related  to  performance  of  the  Services
hereunder, including travel expenses and lodging.


     Consultant shall submit to the Company a monthly statement detailing number of hours worked and showing a detailed breakdown of expenses, and, upon request of Company, Consultant shall provide documentation of such expenses.



 healthprojects, LLC                               America Service Group Inc.


  /s/ Richard D. Wright                              /s/ Michael Catalano
----------------------------                       -----------------------------
Signature                                          Signature

  April 22, 2005                                     April 22, 2005
----------------------------                       -----------------------------
Date                                               Date